UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 24, 2023
iRhythm Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-37918	20-8149544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
699 8th Street, Suite 600
San Francisco, California 94103
(Address of principal executive office) (Zip Code)
(415) 632-5700
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	IRTC	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 24, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 29,240,639 shares of the Company’s common stock, representing approximately 96.0% of the shares of the Company’s common stock entitled to vote as of March 30, 2023, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The matters before the Annual Meeting are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on April 12, 2023.
Proposal 1 – Election of Directors. The following nominees were elected as directors to serve until the 2024 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Cathleen Noel Bairey Merz, M.D.	27,044,146	726,219	1,470,274
Quentin S. Blackford	26,735,810	1,034,555	1,470,274
Bruce G. Bodaken	19,685,233	8,085,132	1,470,274
Karen Ling	27,364,418	405,947	1,470,274
Mark J. Rubash	27,122,720	647,645	1,470,274
Ralph Snyderman, M.D.	26,841,665	928,700	1,470,274
Abhijit Y. Talwalkar	24,563,707	3,206,658	1,470,274

Proposal 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,174,545	54,976	11,118	—

Proposal 3 - Advisory vote to approve Named Executive Officer Compensation. The stockholders voted for, on a non-binding advisory basis, the approval of named executive officer compensation. The following sets forth the results of the voting with respect to this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,771,355	2,982,847	16,163	1,470,274

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IRHYTHM TECHNOLOGIES, INC.

Date: May 25, 2023	By:	/s/ Quentin S. Blackford
Quentin S. Blackford
Chief Executive Officer